Share Capital	12 Months Ended
Dec. 31, 2021
Partners' Capital Notes [Abstract]
SHARE CAPITAL

Note 12:- Share Capital

a.	Upon the closing of the Business Combination Agreement on October 7, 2021, the Company’s board of directors and shareholders approved a 1:46.25783 stock split and a change in par value from NIS 0.01 to NIS 0.000216. As a result, all Ordinary shares, Preferred Shares, options for Ordinary Shares, warrants to Preferred Shares, exercise price and net loss per share amounts were adjusted retroactively for all periods presented in these consolidated financial statements as if the stock split and change in par value had been in effect as of the date of these consolidated financial statements.

b.	Ordinary shares confer upon the holders’ voting rights. The holders of Ordinary Shares are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors.

c.	As a result of the Merger, the Company issued 7,623,600 public warrants. The public warrants reported as shareholders equity in the Consolidated Balance Sheet on December 31, 2021 since the warrants meet the criteria for equity classification. See Note 3.

In November 2021, the Company issued 801,929 Ordinary Shares upon exercise of public warrants and received total gross proceeds of $9,222.

In November, 2021, the Company issued 70,685 Ordinary Shares upon the cashless exercise of the underwriter’s unit purchase option assumed by the Company pursuant to the Merger Agreement.

During 2021, the Company issued a total of 354,613 Ordinary Shares upon exercise of outstanding warrants that had been issued pursuant to service agreements, from which the Company received total proceeds of $142.